                                                               Annual Report
[LOGO] M F S(SM)                                               for Year Ended
INVESTMENT MANAGEMENT                                          November 30, 1997



MASSACHUSETTS INVESTORS GROWTH STOCK FUND



[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  8
Tax Form Summary ..........................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 42.91%, CLASS B SHARES 41.77%, CLASS C SHARES 38.53%, AND CLASS I SHARES 43.21%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND HAS BEEN WELL POSITIONED IN THREE MAJOR SECTORS THAT HAVE DRIVEN ITS PERFORMANCE: TECHNOLOGY, FINANCIAL SERVICES, AND MEDIA.

o TECHNOLOGY HAS BENEFITED FROM A SWEEPING MOVEMENT BY AMERICAN CORPORATIONS TO INCREASE PRODUCTIVITY, WHILE FINANCIAL SERVICES AND MEDIA COMPANIES HAVE BEEN GOING THROUGH A RAPID AND MUCH-NEEDED CONSOLIDATION PROCESS.

o THE FUND HAS A SMALL ALLOCATION TO STOCKS OF JAPANESE COMPANIES THAT FEATURE DIGITAL (AS OPPOSED TO ANALOG) TECHNOLOGY, IN PRODUCTS SUCH AS CAMCORDERS AND TELEVISIONS.

NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
Chairman and President

December 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Christian Felipe]

    Christian Felipe

For the 12 months ended November 30, 1997, Class A shares of the Fund provided a total return of 42.91%, Class B shares 41.77%, Class C shares 38.53%, and Class I shares 43.21%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 28.60% return over the same period for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

Q.  WHY DO YOU THINK THE FUND HAS PERFORMED SO WELL OVER THE PAST 12 MONTHS?

A. The Fund has been well positioned in three major sectors that have driven its performance: technology, financial services, and media. Technology has benefited from a sweeping movement by American corporations to increase productivity, while financial services and media companies have been going through a rapid and much-needed consolidation process.

Q. LET'S LOOK AT EACH OF THESE SECTORS, STARTING WITH TECHNOLOGY. WHAT'S GOING ON THERE?

A. Besides helping companies' productivity, the technology sector has benefited from the rapid proliferation of personal computers and the dramatic growth of the Internet. This has led to fast top-line growth for many of the companies that are well positioned in these markets, such as Microsoft, Intel, Sun Microsystems, and Oracle Systems. This, in turn, has led to rapid earnings growth, which the market has begun to recognize. We put a small part of the Fund in stocks of Japanese companies that now feature digital (as opposed to analog) technology, in products like camcorders, televisions, and cameras. For example, a consumer can take a camcorder, record with it, download the information onto a personal computer, edit it onto a video, and send it over the Internet so the grandparents can see their grandchildren taking their first steps. Companies such as Sony and Canon have been at the leading edge of this area, and those stocks have done great. Looking ahead, I think the overall prospects for technology companies are still very strong and that valuations are reasonable, and we are continuing to search for the best names.

Q.  NOW, WHAT ABOUT FINANCIAL SERVICES?

A. These companies have benefited from stable interest rates and the low inflation rate, which have led to a boom in companies that cater to the retirement, investment, and savings communities. Companies like Franklin Resources and Morgan Stanley, Dean Witter, Discover have been great stocks for the portfolio. We were also fortunate that one of our stocks in this area, Equitable of Iowa, got bought out by ING Barings, a foreign bank and investment firm. We've seen a lot of consolidation in this area, too, as banks and other financial services companies have merged, creating greater efficiencies of scale and improved valuations.

Q.  AND MEDIA?

A. There's been consolidation here, too, thanks to the Telecommunications Act of 1996, as many television and radio companies, such as LIN Television, American Radio Systems, and SFX Broadcasting, have merged or been bought out. The consolidation has also helped some of the other companies in the portfolio.

Q. GETTING BACK TO TECHNOLOGY, WHEN YOU USE THIS TERM, WHAT KINDS OF COMPANIES ARE YOU REFERRING TO, AT LEAST AS THEY RELATE TO THE FUND?

A. Our definition of a technology company does not include what we call commodity plays. On the surface, they look like technology companies; they make personal computers or disk drives, or they are distributors, or resellers. We see them as commodity companies, as opposed to companies like Microsoft and Intel, which we view as the guts and brains of the industry. We're not suggesting that the commodity companies, the ones that make and sell personal computers in stores or sell them over the phone or the Internet, can't be good investments. But we don't believe they control their own destinies, and they're subject to major competitive inroads, from foreign manufacturers, for example. Anyone can make a personal computer. What matters is the sustainability of the business franchise. There is no other microprocessor company that can compete with Intel, nor is there an operating system of any significance that can compete with Microsoft Windows.

Q.  IN YOUR LAST REPORT, YOU SAID STOCKS OF HEALTH MAINTENANCE ORGANIZATIONS
    (HMOS) HAD UNDERPERFORMED DUE TO POOR PRICING BY THE INDUSTRY. HOW DOES THAT SITUATION STAND NOW?

A. HMOs continue to be a very difficult area. We've refocused the health care part of the portfolio away from the service companies toward the product and pharmaceutical companies such as Bristol-Myers Squibb and Schering Plough.

Q.  HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN OTHER FUND HOLDINGS?

A. Not really, except that we've had three or four major stocks get bought out, in sectors like financial services and media, which I mentioned. Other than that, there haven't been any major changes to the portfolio. Microsoft and Franklin Resources are still the two largest positions.

Q. COULD YOU TALK ABOUT ANY SPECIFIC STOCKS THAT PERFORMED MUCH BETTER THAN YOU EXPECTED, AND WHY YOU THINK THEY DID WELL?

A. Tyco International was one stock that really surprised us. It made some acquisitions, of ADT, for example, that turned out to add a lot more to earnings than we had anticipated.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. Nearly perfect -- steady growth, nominal inflation, stable interest rates. We think that will continue. However, there is some cause for concern in the international markets, like Asia's, where the currency crisis has put pressure on companies that do business there. Europe continues to be lackluster in its economic performance. However, while this might cause some minor changes in the Fund, our emphasis has been on U.S. companies, so it's not going to make a major difference. At the same time, the yen has continued to depreciate dramatically; that has favored the Japanese multinationals, and we've continued to put our money in those companies.

/s/ Christian Felipe

    Christian Felipe
    Portfolio Manager

    PORTFOLIO MANAGER'S PROFILE

    CHRISTIAN FELIPE JOINED MFS IN 1986 AND WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1988, VICE PRESIDENT -- INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996. A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE, HE HAS MANAGED MASSACHUSETTS INVESTORS GROWTH STOCK FUND SINCE 1995.

FUND FACTS

  OBJECTIVE:   THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE
               LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME RATHER
               THAN CURRENT INCOME.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  JANUARY 1, 1935

  CLASS INCEPTION:               CLASS A  JANUARY 1, 1935
                                 CLASS B  SEPTEMBER 7, 1993

                                 CLASS C  NOVEMBER 3, 1997

                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $1.9 BILLION NET ASSETS AS OF NOVEMBER 30, 1997


PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of Massachusetts Investors Growth Stock Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1997)

                   MASSACHUSETTS        CONSUMER             S&P
                  INVESTORS GROWTH       PRICE               500
                    STOCK FUND           INDEX            COMPOSITE
                    -- CLASS A          -- U.S.             INDEX
-------------------------------------------------------------------
11/92               $ 9,400             $10,000             $10,000
11/93                10,700              11,000              10,300
11/94                10,200              11,100              10,500
11/95                13,500              15,200              10,800
11/96                16,700              19,500              11,200
11/97                23,900              25,041              11,409

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1997)

                   MASSACHUSETTS          S&P              CONSUMER
                  INVESTORS GROWTH        500               PRICE
                    STOCK FUND         COMPOSITE            INDEX
                    -- CLASS A           INDEX             -- U.S.
-------------------------------------------------------------------
11/87               $ 9,400             $10,000             $10,000
11/89                14,500              16,100              10,900
11/91                17,800              18,700              11,900
11/93                24,100              24,500              12,600
11/95                30,400              33,800              13,300
11/97                53,889              55,611              14,030

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class A)
  including 5.75% sales charge (SEC results)                +34.70%      +30.40%      +19.04%      +18.34%
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class A)
  at net asset value                                        +42.91%      +33.00%      +20.45%      +19.05%
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class B)
  with CDSC (SEC results)                                   +37.77%      +31.44%      +19.44%      +18.64%
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class B)
  at net asset value                                        +41.77%      +32.02%      +19.63%      +18.64%
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class C)
  with CDSC (SEC results)                                   +37.53%      +31.05%      +19.51%      +18.68%
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class C)
  at net asset value                                        +38.53%      +31.63%      +19.70%      +18.68%
------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class I)
  at net asset value                                        +43.21%      +33.10%      +20.50%      +19.07%
------------------------------------------------------------------------------------------------------------
Average growth fund*                                        +22.00%      +24.80%      +16.55%      +16.76%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                      +28.60%      +31.05%      +20.15%      +18.72%
------------------------------------------------------------------------------------------------------------
Consumer Price Index#+                                      + 2.15%      + 2.67%      + 2.67%      + 3.44%
------------------------------------------------------------------------------------------------------------
*   Source: Lipper Analytical Services, Inc.
#   Source: CDA/Wiesenberger.
+   The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

MICROSOFT CORP.                                 ORACLE SYSTEMS CORP.
Computer software and systems company           Developer and manufacturer of
                                                database  software
FRANKLIN RESOURCES, INC.
Mutual fund and financial services company      RITE AID CORP.
                                                Drug store chain
COMPUTER ASSOCIATES INTERNATIONAL, INC.
Computer software company                       MCI COMMUNICATIONS CORP.
                                                Telecommunications company
TYCO INTERNATIONAL LTD.
Manufacturer of fire protection, packaging,     BMC SOFTWARE, INC.
and electronic equipment                        Computer software company

CVS CORP.                                       CISCO SYSTEMS, INC.
Drug store chain                                Computer network developer

LARGEST SECTORS

Technology                                        31.2%
Leisure                                           15.8%
Financial Services                                15.7%
Other Sectors                                     15.2%
Retailing                                         14.8%
Miscellaneous
     (Conglomerates, special products/services)    7.3%

For a more complete breakdown, refer to the Portfolio of Investments.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $252,788,954 AS A LONG-TERM CAPITAL GAIN
   DISTRIBUTION.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED NOVEMBER 30, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS WAS 7.0%.

PORTFOLIO OF INVESTMENTS - November 30, 1997

Stocks - 92.3%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                    VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 88.0%
  Aerospace - 1.4%
    Gulfstream Aerospace Corp.*                                      165,000           $    4,846,875
    United Technologies Corp.                                        275,000               20,607,813
                                                                                       --------------
                                                                                       $   25,454,688
-----------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.5%
    Liz Claiborne, Inc.                                              180,000           $    9,045,000
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.0%
    Norwest Corp.                                                    555,000           $   20,777,813
    Washington Mutual, Inc.                                           45,000                3,110,625
    Wells Fargo & Co.                                                 45,000               13,826,250
                                                                                        -------------
                                                                                       $   37,714,688
-----------------------------------------------------------------------------------------------------
  Building - 0.2%
    Sherwin Williams Co.                                             125,000           $    3,570,313
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    Affiliated Computer Services, Inc., "A"*                         221,000           $    5,165,875
    Sun Microsystems, Inc.*                                          463,400               16,682,400
                                                                                       --------------
                                                                                       $   21,848,275
-----------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    AccuStaff, Inc.*                                                 150,000           $    4,434,375
    Computer Sciences Corp.*                                          95,000                7,522,813
    CUC International, Inc.*                                         385,000               11,068,750
    DST Systems, Inc.*                                               135,000                5,003,438
    First Data Corp.                                                 285,000                8,069,062
                                                                                       --------------
                                                                                       $   36,098,438
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.4%
    AirTouch Communications, Inc.*                                   195,000           $    7,653,750
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.4%
    Microsoft Corp.*                                                 850,000           $  120,275,000
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.2%
    BMC Software, Inc.*                                              618,700           $   40,138,163
    Cadence Design Systems, Inc.*                                  1,500,000               37,875,000
    Computer Associates International, Inc.                        1,795,000               93,452,187
    Compuware Corp.*                                                 550,000               19,215,625
    Oracle Systems Corp.*                                          1,645,000               54,799,062
    Scopus Technology*                                               169,900                2,038,800
                                                                                       --------------
                                                                                       $  247,518,837
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Clorox Co.                                                       100,000           $    7,762,500
    Service Corp. International                                      125,000                4,570,312
    Tyco International Ltd.                                        2,054,600               80,643,050
                                                                                       --------------
                                                                                       $   92,975,862
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    General Electric Co.                                             135,000           $   9,956,250
    Westinghouse Electric Corp.                                      125,001                3,750,030
                                                                                       --------------
                                                                                       $   13,706,280
-----------------------------------------------------------------------------------------------------
  Electronics - 1.9%
    Analog Devices, Inc.*                                            120,000           $    3,765,000
    Intel Corp.                                                      175,000               13,584,375
    Sony Corp.                                                       200,000               16,700,000
    Teradyne, Inc.*                                                   75,000                2,460,938
                                                                                       --------------
                                                                                       $   36,510,313
-----------------------------------------------------------------------------------------------------
  Entertainment - 8.3%
    American Radio Systems Corp., "A"*                               123,500           $    6,144,125
    Chancellor Media Corp.*                                          135,000                8,108,438
    Clear Channel Communications, Inc.*                              325,000               22,018,750
    Cox Radio, Inc. "A"*                                             160,200                5,426,775
    Disney (Walt) Co.                                                 45,000                4,272,188
    Harrah's Entertainment, Inc.*                                    995,000               19,962,187
    Hearst-Argyle Television, Inc.*                                  115,743                3,385,483
    ITT Corp.*                                                        66,000                5,007,750
    Jacor Communications, Inc., "A"*                                 265,000               11,593,750
    LIN Television Corp.*                                            591,500               31,719,187
    Mirage Resorts, Inc.*                                            225,000                5,343,750
    SFX Broadcasting, Inc., "A"*                                     110,000                8,267,187
    Time Warner, Inc.                                                 68,271                3,976,786
    Univision Communications, Inc., "A"*                             215,000               14,310,937
    Westwood One, Inc.*                                              100,000                2,937,500
    Young Broadcasting, Inc., "A"*                                    75,000                2,728,125
                                                                                       --------------
                                                                                       $  155,202,918
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 12.1%
    American Express Co.                                             370,000           $   29,183,750
    Associates First Capital Corp., "A"                              565,000               36,301,250
    CIT Group, Inc., "A"*                                             25,000                  759,375
    Federal National Mortgage Assn.                                  520,000               27,462,500
    Franklin Resources, Inc.                                       1,200,000              107,850,000
    Merrill Lynch & Co., Inc.                                        155,000               10,879,062
    Morgan Stanley, Dean Witter, Discover & Co.                      125,000                6,789,063
    State Street Corp.                                               125,000                7,437,500
                                                                                       --------------
                                                                                       $  226,662,500
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    PepsiCo., Inc.                                                    80,000           $    2,950,000
-----------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Lincoln National Corp.                                            80,000           $    5,710,000
    Torchmark Corp.                                                   50,000                2,040,625
                                                                                       --------------
                                                                                       $    7,750,625
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.5%
    Bristol-Myers Squibb Co.                                         350,000           $   32,768,750
    Johnson & Johnson                                                100,000                6,293,750
    McKesson Corp.                                                    60,000                6,712,500
    Pfizer, Inc.                                                      20,000                1,455,000
    Schering Plough Corp. (Pharmaceuticals)                          300,000               18,806,250
                                                                                       --------------
                                                                                       $   66,036,250
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Cardinal Health, Inc.                                             15,000           $    1,136,250
    Health Management Associates, Inc., "A"*                          55,000                1,347,500
    HEALTHSOUTH Corp.*                                               325,000                8,531,250
    Medtronic, Inc.                                                   25,000                1,193,750
    Pacificare Health Systems, Inc., "B"*                             16,752                  900,420
    St. Jude Medical, Inc.*                                           25,000                  740,625
    United Healthcare Corp.                                          400,000               20,825,000
                                                                                       --------------
                                                                                       $   34,674,795
-----------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Texaco, Inc.                                                     125,000           $    7,062,500
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                                405,000           $   23,515,312
    Tribune Co.                                                      122,500                6,905,938
                                                                                       --------------
                                                                                       $   30,421,250
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.7%
    Friendly Ice Cream Corp.*                                         53,200           $      851,200
    HFS, Inc.*                                                       500,000               34,312,500
    Hilton Hotels Corp.                                              598,400               18,625,200
    Marriott International, Inc.                                     130,000                9,416,875
    Promus Hotel Corp.*                                              607,100               25,194,650
    Tricon Global Restaurants, Inc.*                                  23,500                  794,594
                                                                                       --------------
                                                                                       $   89,195,019
-----------------------------------------------------------------------------------------------------
  Stores - 11.4%
    AutoZone, Inc.*                                                  100,000           $    3,000,000
    CVS Corp.                                                      1,000,000               66,375,000
    General Nutrition Cos., Inc.*                                    140,000                4,777,500
    Gymboree Corp.*                                                   11,550                  333,506
    Home Depot, Inc.                                                 550,000               30,765,625
    Office Depot, Inc.*                                            1,545,000               36,500,625
    PetSmart, Inc.                                                    50,000                  390,625
    Rite Aid Corp.                                                   785,000               51,613,750
    Wal-Mart Stores, Inc.                                            530,000               21,166,875
                                                                                       --------------
                                                                                       $  214,923,506
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Meyer, Fred, Inc.*                                               580,000           $   19,647,500
    Safeway, Inc.*                                                   215,000               13,061,250
                                                                                       --------------
                                                                                       $   32,708,750
-----------------------------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Aspect Telecommunications Corp.*                                  95,000           $    2,131,562
    Bay Networks, Inc.*                                               60,000                1,803,750
    Cisco Systems, Inc.*                                             455,000               39,243,750
    Lucent Technologies, Inc.                                        425,000               34,053,125
    Tellabs, Inc.*                                                    15,000                  780,000
                                                                                       --------------
                                                                                       $   78,012,187
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Calenergy, Inc.*                                                  57,300           $    1,905,225
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    AT&T Corp.                                                        75,000           $    4,190,625
    MCI Communications Corp.                                       1,075,000               47,232,812
    Sprint Corp.                                                      50,000                2,928,125
                                                                                       --------------
                                                                                       $   54,351,562
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $1,654,228,531
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 4.3%
  France - 0.4%
    Alcatel Alsthom (Telecommunications)                              13,020           $    1,632,049
    Alcatel Alsthom, ADR (Telecommunications)                        135,900                3,363,525
    Dassault Systemes S.A. (Computer Software)                        52,200                1,388,227
    Dassault Systemes S.A., ADR (Computer Software)                   10,000                  260,000
                                                                                       --------------
                                                                                       $    6,643,801
-----------------------------------------------------------------------------------------------------
  Germany - 0.5%
    SAP AG (Computer Software - Systems)                              12,500           $    3,635,204
    SAP AG, ADR (Computer Software - Systems)##                       50,000                5,050,000
                                                                                       --------------
                                                                                       $    8,685,204
-----------------------------------------------------------------------------------------------------
  Japan - 1.6%
    Canon, Inc. (Office Equipment)                                   384,000           $    9,267,513
    Sankyo Co. Ltd. (Pharmaceuticals)                                 85,000                2,710,782
    Sony Corp. (Electronics)                                         219,000               18,704,749
                                                                                       --------------
                                                                                       $   30,683,044
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Novartis AG (Pharmaceuticals)                                      3,000           $    4,792,426
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oils)                                349,998           $   29,049,834
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   79,854,309
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,157,620,204)                                         $1,734,082,840
-----------------------------------------------------------------------------------------------------

Bonds - 1.0%
-----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                    VALUE
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.0%
    U.S. Treasury Bonds, due 2/15/27
      (Identified Cost, $17,490,234)                                 $17,500           $   18,738,650
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.5%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 12/01/97 - 1/21/98                   $20,315           $   20,237,670
    Federal Home Loan Mortgage Corp.,
      due 12/04/97 - 12/31/97                                         49,550               49,430,262
    Federal National Mortgage Assn.,
      due 12/17/97 - 12/23/97                                         18,750               18,695,383
    General Electric Capital Corp., due 12/01/97                       3,215                3,215,000
    Tennessee Valley Authority, due 12/16/97                          12,000               11,972,800
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $  103,551,115
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,278,661,553)                                    $1,856,372,605
Other Assets, Less Liabilities - 1.2%                                                      22,691,912
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,879,064,517
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
NOVEMBER 30, 1997
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,278,661,553)   $1,856,372,605
  Cash                                                               7,613
  Receivable for investments sold                               19,928,275
  Receivable for Fund shares sold                               15,481,652
  Dividends and interest receivable                                941,406
  Other assets                                                      11,137
                                                            --------------
      Total assets                                          $1,892,742,688
                                                            --------------
Liabilities:
  Payable for investments purchased                         $   11,096,918
  Payable for Fund shares reacquired                             1,626,762
  Payable to affiliates -
    Management fee                                                  53,992
    Administrative fee                                               2,806
    Shareholder servicing agent fee                                 26,298
    Distribution and service fee                                   636,726
  Accrued expenses and other liabilities                           234,669
                                                            --------------
      Total liabilities                                     $   13,678,171
                                                            --------------
Net assets                                                  $1,879,064,517
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,011,580,817
  Unrealized appreciation on investments and translation
    of assets and liabilities
    in foreign currencies                                      577,701,481
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                      289,524,736
  Accumulated undistributed net investment income                  257,483
                                                            --------------
      Total                                                 $1,879,064,517
                                                            ==============
Shares of beneficial interest outstanding                    128,219,411
                                                             -----------
Class A shares:
  Net asset value per share
    (net assets of $1,773,257,605 / 120,811,845 shares of
     beneficial interest outstanding)                          $14.68
                                                               ======
  Offering price per share (100 / 94.25)                       $15.58
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $92,942,275 / 6,532,166 shares of
     beneficial interest outstanding)                          $14.23
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $383,066 / 26,928 shares of beneficial
     interest outstanding)                                     $14.23
                                                               ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $12,481,571 / 848,472 shares of
     beneficial interest outstanding)                          $14.71
                                                               ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                               $   7,613,323
    Interest                                                    3,750,914
    Foreign taxes withheld                                        (98,290)
                                                            -------------
      Total investment income                               $  11,265,947
                                                            -------------
  Expenses -
    Management fee                                          $   4,290,313
    Trustees' compensation                                         67,479
    Shareholder servicing agent fee                             1,859,594
    Shareholder servicing agent fee (Class A)                     138,021
    Shareholder servicing agent fee (Class B)                       4,689
    Distribution and service fee (Class A)                      3,287,760
    Distribution and service fee (Class B)                        490,354
    Distribution and service fee (Class C)                            149
    Administrative fee                                            170,904
    Custodian fee                                                 429,133
    Postage                                                        99,426
    Legal fees                                                     52,127
    Printing                                                       37,811
    Auditing fees                                                  34,253
    Miscellaneous                                                 358,361
                                                            -------------
      Total expenses                                        $  11,320,374
    Fees paid indirectly                                         (392,845)
                                                            -------------
      Net expenses                                          $  10,927,529
                                                            -------------
        Net investment income                               $     338,418
                                                            -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $ 293,425,256
    Foreign currency transactions                                  (2,918)
                                                            -------------
      Net realized gain on investments and foreign
       currency transactions                                $ 293,422,338
                                                            -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $ 258,780,170
    Translation of assets and liabilities in foreign
      currencies                                                   (9,571)
                                                            -------------
      Net unrealized gain on investment and foreign
        currency translation                                $ 258,770,599
                                                            -------------
        Net realized and unrealized gain on
          investments and foreign currency                  $ 552,192,937
                                                            -------------
          Increase in net assets from operations            $ 552,531,355
                                                            =============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 1997                      1996
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                               $       338,418           $      (760,467)
  Net realized gain on investments and foreign currency
    transactions                                                 293,422,338               313,038,586
  Net unrealized gain (loss) on investments                      258,770,599               (46,507,951)
                                                             ---------------           ---------------
    Increase in net assets from operations                   $   552,531,355           $   265,770,168
                                                             ---------------           ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $  (309,700,403)          $  (151,666,814)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (5,913,744)               (1,895,891)
                                                             ---------------           ---------------
    Total distributions declared to shareholders             $  (315,614,147)          $  (153,562,705)
                                                             ---------------           ---------------
      Net increase in net assets from Fund share
        transactions                                         $   275,910,431           $    59,209,253
                                                             ---------------           ---------------
       Total increase in net assets                          $   512,827,639           $   171,416,716
Net assets:
  At beginning of period                                       1,366,236,878             1,194,820,162
                                                             ---------------           ---------------
At end of period (including accumulated undistributed
  net investment income and accumulated net investment
  loss of $257,483 and $78,017, respectively)                $ 1,879,064,517           $ 1,366,236,878
                                                             ===============           ===============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                        1997              1996              1995              1994
-------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $13.44            $12.51            $10.48            $12.97
                                                             ------            ------            ------            ------

Income from investment operations# -
  Net investment income (loss)                               $ 0.01            $(0.01)           $(0.01)           $(0.01)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions               4.33              2.55              3.12             (0.49)
                                                             ------            ------            ------            ------
      Total from investment operations                       $ 4.34            $ 2.54            $ 3.11            $(0.50)
                                                             ------            ------            ------            ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                               $(3.10)           $(1.61)           $(1.08)           $(1.99)
                                                             ------            ------            ------            ------
Net asset value - end of period                              $14.68            $13.44            $12.51            $10.48
                                                             ======            ======            ======            ======
Total return(+)                                              42.91%            23.87%            32.91%           (5.00)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.71%             0.72%             0.73%             0.72%
  Net investment income (loss)                                0.05%           (0.05)%           (0.08)%           (0.06)%
Portfolio turnover                                              93%              107%               46%               56%
Average commission rate###                                  $0.0609           $0.0611            $ --              $  --
Net assets at end of period (000,000 omitted)               $ 1,773           $ 1,341            $1,180            $  977

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                        1993           1992           1991            1990           1989           1988
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $12.15         $10.87         $ 8.48          $10.70         $ 8.39         $ 9.05
                                             ------         ------         ------          ------         ------         ------

Income from investment operations# -
  Net investment income (loss)               $(0.01)        $(0.03)        $ 0.01          $ 0.05         $ 0.09         $ 0.12
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                       1.55           2.07           2.93           (1.02)          3.14           0.64
                                             ------         ------         ------          ------         ------         ------
      Total from investment operations       $ 1.54         $ 2.04         $ 2.94          $(0.97)        $ 3.23         $ 0.76
                                             ------         ------         ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                 $ --           $ --           $(0.03)         $(0.05)        $(0.08)        $(0.15)
  From net realized gain on investments
   and foreign currency transactions          (0.72)         (0.76)         (0.52)          (1.20)         (0.84)         (1.27)
                                             ------         ------         ------          ------         ------         ------
      Total distributions declared to
       shareholders                          $(0.72)        $(0.76)        $(0.55)         $(1.25)        $(0.92)        $(1.42)
                                             ------         ------         ------          ------         ------         ------
Net asset value - end of period              $12.97         $12.15         $10.87          $ 8.48         $10.70         $ 8.39
                                             ======         ======         ======          ======         ======         ======
Total return(+)                              13.43%         19.35%         36.56%        (10.27)%         42.14%          8.21%
Ratios (to average net assets)/Supplemental
  data:
  Expenses                                    0.71%          0.67%          0.63%           0.53%          0.54%          0.58%
  Net investment income (loss)              (0.19)%        (0.24)%          0.14%           0.55%          0.91%          1.27%
Portfolio turnover                              52%            16%            39%             44%            32%            75%
Net assets at end of period
 (000,000 omitted)                           $1,132         $1,070         $  950          $  749         $  907         $  735

  # Per share data for the periods subsequent to November 30, 1992, are based on average shares outstanding.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March
    1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1997             1996             1995             1994          1993*
-------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $13.12           $12.26           $10.35           $12.93         $12.91
                                                       ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment loss                                  $(0.09)          $(0.11)          $(0.11)          $(0.09)        $(0.01)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         4.21             2.51             3.10            (0.50)          0.03
                                                       ------           ------           ------           ------         ------
      Total from investment operations                 $ 4.12           $ 2.40           $ 2.99           $(0.59)        $ 0.02
                                                       ------           ------           ------           ------         ------
Less distributions declared to shareholders from                                                                         $
  net realized gain on investments and foreign
  currency transactions                                $(3.01)          $(1.54)          $(1.08)          $(1.99)        --
                                                       ------           ------           ------           ------         ------
Net asset value - end of period                        $14.23           $13.12           $12.26           $10.35         $12.93
                                                       ======           ======           ======           ======         ======
Total return                                           41.77%           22.87%           32.09%          (5.82)%          0.70%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.50%            1.61%            1.63%            1.60%          1.49%+
  Net investment loss                                 (0.74)%          (0.94)%          (0.98)%          (0.87)%        (0.99)%+
Portfolio turnover                                        93%             107%              46%              56%            52%
Average commission rate###                            $0.0609          $0.0611          $  --            $  --          $  --
Net assets at end of period (000,000 omitted)         $    93          $    25          $    14          $     9        $     2

  + Annualized.
  * For the period from the inception of Class B shares, September 7, 1993, through November 30, 1993.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                                    1997**                1997***
----------------------------------------------------------------------------------------------------------
                                                                          CLASS C               CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $13.98                $ 9.86
                                                                           ------                ------

Income from investment operations# -
  Net investment income (loss)                                             $(0.01)               $ 0.03
  Net realized and unrealized gain on investments and
   foreign currency transactions                                             0.26                  4.82
                                                                           ------                ------
      Total from investment operations                                     $ 0.25                $ 4.85
                                                                           ------                ------
Net asset value - end of period                                            $14.23                $14.71
                                                                           ======                ======
Total return                                                                1.79%++              49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.54%+                0.49%+
  Net investment income (loss)                                            (0.91)%+                0.22%+
Portfolio turnover                                                            93%                   93%
Net assets at end of period (000 omitted)                                  $  383               $12,482
Average commission rate                                                   $0.0609               $0.0609

  + Annualized.
 ++ Not annualized.
 ** For the period from the inception of Class C shares, November 3, 1997, through November 30, 1997.
*** For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1997, $2,918 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $200 million of average net assets                                  0.50%
Next $300 million of average net assets                                   0.40%
Average net assets in excess of $500 million                              0.20%

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

First $1 billion                                                        0.0150%
Next $1 billion                                                         0.0125%
Next $1 billion                                                         0.0100%
In excess of $3 billion                                                 0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $19,839 for the year ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $158,426 for the year ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to March 1, 1991. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $897,359 for the year ended November 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1997, were 0.22% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,109 and $0 for Class B and Class C shares, respectively, for the year ended November 30, 1997. Fees incurred under the distribution plan during the year ended November 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1997, were $15,331, $41,203, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $1,340,974,543 and $1,413,876,325, respectively. Purchases of U.S. government securities aggregated $17,490,234.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,280,667,217
                                                               --------------
Gross unrealized appreciation                                  $  582,301,667
Gross unrealized depreciation                                      (6,596,279)
                                                               --------------
    Net unrealized appreciation                                $  575,705,388
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED NOVEMBER 30, 1997          YEAR ENDED NOVEMBER 30, 1996
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          75,114,877      $  956,127,239         9,833,859       $ 117,167,335
Shares issued to shareholders
 in reinvestment of
 distributions                       24,285,107         243,865,941        11,391,727         120,223,809
Shares transferred to Class I          (729,102)         (7,188,941)         --                 --
Shares reacquired                   (77,641,256)       (983,055,158)      (15,793,634)       (186,665,355)
                                   ------------      --------------       -----------       -------------
    Net increase                     21,029,626      $  209,749,081         5,431,952       $  50,725,789
                                   ============      ==============       ===========       =============
Class B Shares
                                       YEAR ENDED NOVEMBER 30, 1997          YEAR ENDED NOVEMBER 30, 1996
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           8,666,385      $  107,069,031         2,089,754       $  24,350,911
Shares issued to shareholders
 in reinvestment of
 distributions                          561,425           5,501,995           171,965           1,783,717
Shares reacquired                    (4,607,848)        (55,387,255)       (1,530,126)        (17,651,164)
                                   ------------      --------------       -----------       -------------
    Net decrease                      4,619,962       $  57,183,771           731,593        $  8,483,464
                                   ============      ==============       ===========       =============
Class C Shares
                                  PERIOD ENDED NOVEMBER 30, 1997*
                                -----------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                              26,928      $      375,739
                                   ============      ==============

*For the period from the inception of Class C shares, November 3, 1997, through November 30, 1997.
Class I Shares
                                    PERIOD ENDED NOVEMBER 30, 1997*
                                -----------------------------------
                                         SHARES              AMOUNT

-------------------------------------------------------------------
Shares sold                             187,228      $    2,297,029
Shares transferred from Class
A                                       729,102           7,188,941
Shares reacquired                       (67,858)           (884,130)
                                   ------------      --------------
    Net increase                        848,472      $    8,601,840
                                   ============      ==============
*For the period from the inception of Class I shares January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1997, was $1,744.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Growth Stock Fund as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

Massachusetts Investors Growth Stock Fund

TRUSTEES                                CUSTODIAN
A. Keith Brodkin* - Chairman and        State Street Bank and Trust Company
President; Chairman and Director,
Massachusetts Financial Services        AUDITORS
Company                                 Deloitte & Touche LLP

Richard B. Bailey* - Private            INVESTOR INFORMATION
Investor; Former Chairman and           For MFS stock and bond market outlooks,
Director (until 1991), Massachusetts    call toll free: 1-800-637-4458 anytime
Financial Services Company              from a touch-tone telephone.

Peter G. Harwood - Private Investor     For information on MFS mutual funds,
                                        call your financial adviser or, for an
J. Atwood Ives - Chairman and Chief     information kit, call toll free:
Executive Officer, Eastern              1-800-637-2929 any business day from 9
Enterprises                             a.m. to 5 p.m. Eastern time (or leave a
                                        message anytime).
Lawrence T. Perera - Partner,
Hemenway & Barnes                       INVESTOR SERVICE
                                        MFS Service Center, Inc.
William J. Poorvu - Adjunct             P.O. Box 2281
Professor, Harvard University           Boston, MA 02107-9906
Graduate School of Business
Administration                          For general information, call toll free:
                                        1-800-225-2606 any business day from 8
Charles W. Schmidt - Private Investor   a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive     For service to speech- or
Vice President, Director and            hearing-impaired, call toll free:
Secretary, Massachusetts Financial      1-800-637-6576 any business day from 9
Services Company                        a.m. to 5 p.m. Eastern time. (To use
                                        this service, your phone must be
Jeffrey L. Shames* - President and      equipped with a Telecommunications
Director, Massachusetts Financial       Device for the Deaf.)
Services Company
                                        For share prices, account balances, and
Elaine R. Smith - Independent           exchanges, call toll free:
Consultant David B. Stone - Chairman,   1-800-MFS-TALK (1-800-637-8255) anytime
North American Management Corp.         from a touch-tone telephone.
(investment advisers)
                                        World Wide Web
INVESTMENT ADVISER                      www.mfs.com
Massachusetts Financial Services
 Company                                 [Dalbar Logo]      For the fourth year
500 Boylston Street                                         in a row, MFS earned
Boston, MA 02116-3741                   a #1 ranking in the DALBAR, Inc.
                                        Broker/Dealer Survey, Main Office
DISTRIBUTOR                             Operations Service Quality Category. The
MFS Fund Distributors, Inc.             firm achieved a 3.42 overall score on a
500 Boylston Street                     scale of 1 to 4 in the 1997 survey. A
Boston, MA 02116-3741                   total of 111 firms responded, offering
                                        input on the quality of service they
PORTFOLIO MANAGER                       received from 29 mutual fund companies
Christian Felipe*                       nationwide. The survey contained
                                        questions about service quality in 11
TREASURER                               categories, including "knowledge of
W. Thomas London*                       operations contact," "keeping you
                                        informed," and "ease of doing business"
ASSISTANT TREASURERS                    with the firm.
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                                  --------------
MASSACHUSETTS INVESTORS                                              Bulk Rate
GROWTH STOCK FUND                                                  U.S. Postage
                                                                       Paid
500 Boylston Street                                                     MFS
Boston, MA 02116-3741                                             --------------

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